UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 16, 2020

Date of Report (Date of earliest event reported)

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania	16901
(Address of principal executive offices)	(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par value	CZNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held virtually on Thursday, April 16, 2020. The Board of Directors fixed the close of business on February 3, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On this record date, there were outstanding and entitled to vote 13,749,048 shares of Common Stock with three issues proposed for vote by the stockholders. A total of 9,814,594 shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 71% of the Corporation’s outstanding Common Stock.

Proposal I - Election of Class III Directors

Voting for the Class III Directors elected to serve for a term of three years is summarized as follows:

Timothy E. Schoener
Total Votes in Favor	6,628,453
Total Votes Withheld / Against	202,985
Broker Non-Votes	2,983,156

J. Bradley Scovill
Total Votes in Favor	6,694,260
Total Votes Withheld / Against	137,178
Broker Non-Votes	2,983,156

Aaron K. Singer
Total Votes in Favor	6,684,852
Total Votes Withheld / Against	146,586
Broker Non-Votes	2,983,156

Proposal II – Approval and Adoption of the 2019 Compensation of the Named Executive Officers as Disclosed in the Proxy Statement

Voting on the requested approval and adoption of the 2019 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	6,031,878
Total Votes Against	587,079
Total Abstained	212,481
Broker Non-Votes	2,983,156

Proposal III – Ratification of the appointment of the firm of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2020.

Voting on the requested ratification of the appointment of the firm of Baker Tilly Virchow Krause, LLP as independent auditors of the Corporation was as follows:

Total Votes in Favor	9,686,801
Total Votes Against	84,905
Total Abstained	42,888
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: April 21, 2020	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer